Exhibit 99.1

 Carpenter Technology Corporation 3rd Quarter Fiscal Year 2017 Earnings Call April 27, 2017

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its report on Form 10-K for the year ended June 30, 2016, Form 10-Q for the quarters ended September 30, 2016 and December 31, 2016, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, operating income, cost savings and reductions, qualifications, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; and (16) the success of actions taken to reduce costs associated with retirement and pension plans. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation. © 2017 CRS Holdings, Inc. All rights reserved 2

 3rd Quarter Fiscal Year 2017 Summary Tony Thene President and Chief Executive Officer

Safety is Our Highest Priority



Total Case Incident Rate (TCIR)
4.8
3.9
3.5
3.9
3.7
3.3
2.1
2.2
2.0
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17 YTD
Q1-17 TCIR = 1.8
Q2-17 TCIR = 2.2
Q3-17 TCIR = 1.9

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

3rd Quarter Summa Results Driven by Diversified Revenue Growth, Strong Commercial Execution, and Continued Roll Out of Carpenter Operating Model •Continued strong operating results; EPS of $0.44 •Sequential revenue growth across all end-use markets •Aerospace and Defense end-use market grew 8% sequentially •Recovery in oil & gas continues; driven by North American rig count increases •Performance Engineered Products (PEP) segment generated positive operating income for 2nd consecutive quarter; improvement across all businesses •Specialty Alloys Operations (SAO) segment generated highest operating margin percentage in almost three years •Carpenter Operating Model delivering further operating cost improvement and manufacturing efficiencies •Order backlog continues to grow from strong sales execution and solutions focused strategy •Acquisition of titanium powders business accelerates leadership position in capabilities and technologies of core growth area •Solid financial position with no near-term obligations coupled with recent credit facility refinancing provides strategic flexibility

Q3-17 End-Use Market Highlights

		Q3-17 Net Sales ex. Surcharge ($M)*		vs. Q3-16	vs. Q2-17	Comments
	Aerospace and Defense	214.0	52%	+3% (up)	+8% (up)	▪ Continued solid engine demand ▪ Sequential improvement in fasteners, although not at prior year levels as supply chain works through inventory ▪ Structural/distribution year over year (YoY) and sequential demand improvement, with distribution customers increasing inventory levels ▪ Defense up YoY and sequentially due to program-specific demand
	Energy	36.6	9%	+10% (up)	+35% (up)	▪ North American (NA) directional and horizontal rig count up 51% YoY; up 34% sequentially ▪ Growth driven by improved rental and replacement order activity in directional drilling in NA ▪ Recovery continues in NA with capital spending increasing; international markets remain flat ▪ Power generation up sequentially, but down YoY due to very strong prior year quarter
	Transportation	31.3	8%	-10% (down)	+9% (up)	▪ Sales up sequentially in light vehicle sub-market as demand remains relatively healthy ▪ Sales down YoY and sequentially in heavy duty sub-market; however, production beginning to recover
	Medical	31.6	8%	+5% (up)	+26% (up)	▪ Growth in titanium due to customer wins and improving market conditions ▪ YoY and sequential increases as inventory destocking initiatives have normalized ▪ Continued favorable mix with shift to OEM's
	Industrial and Consumer	66.7	16%	+3% (up)	+13% (up)	▪ Industrial sales up YoY and sequentially driven by positive improvements in nearly all sub-markets; increases in distribution, oil & gas activity and semi-conductor markets leading growth ▪ Consumer sales up YoY and sequentially driven by electronics demand ▪ Sporting goods demand up YoY, but flat sequentially due to seasonality

Sales ex-surcharge up 3% year-over-year and up 13% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

 3rd Quarter Financial Overview & Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary

$ Millions, except pounds and per-share amounts	Q3-16	Q2-17	Q3-17	Sequential Change
Pounds ('000)	61,338	53,286	63,270	9,984
Net Sales	456.3	427.4	473.6	46.2
Sales ex. Surcharge *	402.4	366.7	412.9	46.2
Gross Profit	47.5	62.5	83.1	20.6
Selling, General and Administrative Expenses	41.7	47.1	47.3	0.2
Special Items *	54.7	0.0	0.0	0.0
Operating Income (Loss)	(24.3)	15.4	35.8	20.4
Operating Income ex. Pension EID and Special Items *	35.2	21.0	41.4	20.4
% of Sales ex. Surcharge	*8.7%*	*5.7%*	*10.0%*	*+4.3 pts*
Effective Tax Rate	27.6%	15.7%	28.9%	*+13.2 pts*
Net Income (Loss)	(23.9)	7.0	20.7	13.7
Diluted Earnings (Loss) per Share	($0.51)	$0.15	$0.44	$0.29
Adjusted Diluted Earnings per Share *	$0.30	$0.15	$0.44	$0.29

Strong markets and execution delivering significant sequential improvement

*Detailed schedule included in Non-GAAP Schedules in Appendix

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. Positive Free Cash Flow in quarter including $35 million acquisition *Detailed schedule included in Non-GAAP Schedules in Appendix

Capital Structure Enhances Strong Liquidity Position ($ in millions) $700 $600 $500 $400 $300 $200 $100 $0 Revolver $400 $14 Drawn FY17 FY18 FY19 FY20 FY21 FY22 FY23 Solid liquidity of $397 million ($17 million of cash and $380 million of available borrowings under revolving credit facility) Credit facility successfully refinanced at $400 million with 2022 maturity No significant required pension plan contributions until fiscal year 2020 No major debt maturities until fiscal year 2022 Ample liquidity with no meaningful near-term obligations © 2017 CRS Holdings, Inc. All rights reserved 10

SAO Segment Summary

Q3 Operating Results

	Q3-16	Q2-17	Q3-17	vs PY	vs Q2-17
Pounds ('000)	59,082	51,314	61,006	1,924	9,692
Net Sales ($M)	370.5	348.6	383.3	12.8	34.7
Sales ex. Surcharge ($M)	316.5	288.1	322.4	5.9	34.3
Operating Income ($M)	45.6	35.6	51.9	6.3	16.3
% of Net Sales	*12.3%*	*10.2%*	*13.5%*	*+1.2 pts*	*+3.3 pts*
% of Sales ex. Surcharge	*14.4%*	*12.4%*	*16.1%*	*+1.7 pts*	*+3.7 pts*

Q3 Business Results

- Strong sequential volume growth across all end-use markets
- YoY volume increase driven by continued growth in Aerospace and Defense
- Highest quarterly operating margin percentage since Q4-14
- Variable operating costs improved 3% YoY from Carpenter Operating Model execution

Q4 Outlook

- Expect Q4 sequential operating income improvement of ~10%
- Continued strengthening across most end-use markets
  - Sequential growth in Aerospace and Defense end-use market
  - Energy end-use market impacted by sequential decline in power generation sub-market

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

PEP Segment Summary

Q3 Operating Results

	Q3-16	Q2-17	Q3-17	vs PY	vs Q2-17
Pounds* ('000)	2,774	2,350	2,840	66	490
Net Sales ($M)	91.4	83.2	98.7	7.3	15.5
Sales ex. Surcharge ($M)	91.2	83.0	98.5	7.3	15.5
Operating Income (Loss) ($M)	(0.9)	0.8	4.7	5.6	3.9
% of Net Sales	*-1.0%*	*1.0%*	*4.8%*	*+5.8 pts*	*+3.8 pts*
% of Sales ex. Surcharge	*-1.0%*	*1.0%*	*4.8%*	*+5.8 pts*	*+3.8 pts*

Q3 Business Results

- 2nd consecutive profitable quarter with all business units achieving sequential increases
- Operating income increase YoY primarily influenced by increased rental activity within oil & gas businesses and lower operating costs
- Sequential improvement driven by increased oil & gas and increased titanium demand

Q4 Outlook

- Modest growth in rig counts expected to further increase oil & gas activity levels
- Operating income expected to increase ~10% sequentially with improving oil & gas conditions being somewhat muted by titanium powders acquisition ramp-up

* Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

 3rd Quarter Closing Comments Tony Thene President and Chief Executive Officer

Expanding our Foundation and Accelerating Growth Aerospace Globalization and demand for travel spurring technological improvements Energy Complex drilling requirements pushing market to advanced solutions Transportation New emissions standards require higher performance materials Medical Increased focus on quality of life and less invasive procedures Industrial Exploring new potential applications for high-strength alloys Consumer Growing need for miniaturization and embedded computing technology Established leadership across multiple Aerospace sub-markets Participate on all new engine platforms Partnering with customers to introduce high temperature alloys and additive manufactured parts Increasing interest in adopting and exploring our advanced structural alloys Oil & gas sub-market turning to advanced solutions given complex lateral drilling in increasingly corrosive environments Transportation emission standards driving need for higher temperature and pressure resistant solutions More complicated designs driving Medical customers to our advanced and proprietary products High-end alloys offer potential solution to manufacturing production challenges Broad Consumer portfolio addresses need for longer battery life and magnetic shielding Solutions portfolio aligned with growing trend toward higher performance products © 2017 CRS Holdings, Inc. All rights reserved 14

Closing Comments Focused on Strengthening Long-Term Growth Profile; Diverse Participation Across Attractive End Use Markets •Strong Q3 results driven by improving market conditions along with commercial and manufacturing execution •Solutions focused commercial team and strategy driving backlog growth, share gains and expanded market opportunities •Benefiting from broad participation in Aerospace and Defense end-use market •Oil & gas recovery remains in early stages;well positioned to benefit as volumes increase •Rollout of Carpenter Operating Model capturing additional efficiencies and manufacturing gains •Titanium powder capabilities from our recent acquisition generating significant customer pull across multiple end-use markets •Solid financial position with no near-term obligations

 Appendix of Non-GAAP Schedules and Supplemental Schedule

Non-GAAP Schedules (Unaudited) Adjusted Earnings Per Share Management believes that earnings per share adjusted to exclude the impact of special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others. * Discrete income tax charge recorded in Q3-16 as a result of sale of equity method investment in India.

Non-GAAP Schedules (Unaudited)

Operating Margin Excluding Surcharge Revenue, Pension Earnings, Interest and Deferrals (“Pension EID”) and Special Items

$ Millions	Q3-16	Q2-17	Q3-17
Net sales	456.3	427.4	473.6
Less: surcharge revenue	53.9	60.7	60.7
Consolidated Net Sales Excluding Surcharge	**402.4**	**366.7**	**412.9**
Operating income (loss)	(24.3)	15.4	35.8
Pension EID	4.8	5.6	5.6
Operating Income (Loss) Excluding Pension EID	**(19.5)**	**21.0**	**41.4**
Excess inventory write-down	22.5	-	-
Restructuring and asset impairment charges	17.6	-	-
Goodwill impairment	12.5	-	-
Consulting costs	2.1	-	-
Special Items	54.7	-	-
Operating Income Excluding Surcharge, Pension EID and Special Items	**35.2**	**21.0**	**41.4**
Operating Margin	**-5.3%**	**3.6%**	**7.6%**
Operating Margin Excluding Surcharge, Pension EID and Special Items	**8.7%**	**5.7%**	**10.0%**

Management believes that removing the impacts of raw material surcharge from operating margin provides a more consistent basis for comparing results of operations from period to period, thereby permitting management to evaluate performance and investors to make decisions based on the ongoing operations of the Company. In addition, management believes that excluding the impact of pension EID, which may be volatile due to changes in the financial markets, is helpful in analyzing the true operating performance of the Company. Management believes that removing the impact of special items is helpful in analyzing the operating performance of the Company, as these costs are not indicative of ongoing operating performance. Management uses its results excluding these amounts to evaluate its operating performance and to discuss its business with investment institutions, the Company's board of directors and others.

© 2017 CRS Holdings, Inc. All rights reserved

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CARPENTER | WHEN PERFORMANCE IS EVERYTHING

Non-GAAP Schedules (Unaudited) Free Cash Flow $ Millions Q3-16Q1-17Q2-17Q3-17YTD FY16 YTD FY17 Net cash provided from (used for) operating activities65.53.9(29.7)61.3137.235.5 Purchases of property, equipment and software(16.6)(26.6)(18.5)(18.0)(66.1)(63.1) Proceeds from disposals of property and equipment Proceeds from the sale of equity method investment Proceeds from note receivable from sale of equity method investment Acquisition of business 0.1---0.3-6.3---6.3----6.3-6.3 ---(35.3)-(35.3) Dividends paid(8.5)(8.5)(8.5)(8.6)(26.3)(25.6) Other - - --4.0-Free Cash Flow46.8(31.2)(56.7)5.755.4(82.2) Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses.

Supplemental Schedule (Unaudited) Net Sales By End-Use Market In the quarter ended June 30, 2016 in connection with our commercial organization realignment, we changed the manner in which sales are classified by end-use market so that we could better evaluate our sales results from period to period. All prior period amounts have been reclassified to conform to the current presentation.